SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 25, 1998


                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
           (Exact name of the registrant as specified in its charter)

                           2-99554, 33-9518, 33-10349
                          33-20826, 33-26683, 33-31592

                         33-35340, 33-40243, 33-44591
                          33-49296, 33-49689, 33-52603,
                               33-54227, 333-4846

                            (Commission File Number)

  Delaware                            333-39665                      75-2006294
(State or other                                                  (I.R.S Employee
jurisdiction of                                              Identification No.)
incorporation)

8400 Normandale Lake Boulevard                                         55437
Minneapolis, Minnesota                                              (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code:
(612) 832-7000


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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the May 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.



Master Serviced by Residential Funding Corporation

     1986-12  1986-15  1987-1  1987-3  1987-4  1987-S2  1987-6  1987-S5
1987-S7
     1987-SA1 1988-3A 1988-3B 1988-3C 1988-4B 1989-2 1989-3A 1989-3B 1989-3C
     1989-SW1A  1989-SW1B  1989-S1  1989-S2  1989-SW2  1989-4A  1989-4B
1989-S4
     1989-5A 1989-5B 1989-7 1990-S1 1990-2 1990-3A 1990-3B 1990-3C 1990-5
1990-6
     1990-8 1990-S14  1990-R16 1991-4 1991-R9 1991-S11 1991-R13 1991-R14


1991-20
     1991-21A 1991-21B 1991-21C 1991-25A 1991-25B 1991-S30 1992-S1 1992-S2
     1992-S3 1992-S4 1992-S5 1992-S6 1992-S7 1992-S8 1992-S9 1992-S10 1992-S11
     1992-S12 1992-13 1992-S14  1992-S15  1992-S16  1992-17A  1992-17B
1992-17C
     1992-S18  1992-S19  1992-S20  1992-S21  1992-S23 1992-S22 1992-S24
1992-S25
     1992-S26  1992-S27  1992-S28  1992-S29  1992-S30 1992-S31 1992-S32
1992-S33
     1992-S34  1992-S35  1992-S36  1992-S37  1992-S38 1992-S39 1992-S40
1992-S41
     1992-S42  1992-S43 1992-S44 1993-S1 1993-S2 1993-S3 1993-S4 1993-S5
1993-S6
     1993-S7 1993-S8 1993-S9 1993-S10 1993-S11 1993-S12 1993-S13 1993-MZ1
     1987-S1 1989-4C 1989-4D 1989-4E 1993-S14 1993-S15 1993-19 1993-S16
1993-S17
     1993-S18  1993-MZ2  1993-S20  1993-S21  1993-S22 1993-S23 1993-S27
1993-S24
     1993-S25  1993-S26  1993-S28  1993-S29  1993-S30 1993-S33 1993-MZ3
1993-S31


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     1993-S32  1993-S34  1993-S38  1993-S41  1993-S35 1993-S36 1993-S37
1993-S39
     1993-S42  1993-S40  1993-S43  1993-S44  1993-S46 1993-S45 1993-S47
1993-S48
     1993-S49  1994-S1 1994-S2 1994-S3 1994-S5 1994-S6  1994-RS4 1994-S7
1994-S8
     1994-S9 1994-S10 1994-S11 1994-S12 1994-S13 1994-S14 1994-S15 1994-S16
     1994-MZ1  1994-S17  1994-S18  1994-S19  1994-S20  1995-S1  1995-S2
1995-S3
     1995-S4 1995-S6 1995-S7 1995-S8 1995-R5 1995-S9 1995-S10 1995-S11 1995-S12
     1995-S13  1995-S14  1995-S15  1995-S16  1995-S17 1995-S18 1995-S19
1995-S21
     1996-S3 1996-S1 1996-S2 1996-S4 1996-S5 1996-S6 1996-S7 1996-S8 1996-S9
     1996-S11  1996-S12  1996-S10  1996-S13  1996-S14 1996-S15 1996-S16
1996-S17
     1996-S18  1996-S19  1996-S20  1996-S21  1996-S22 1996-S23 1995-R20
1996-S24
     1996-S25  1997-S1  1997-S2  1997-S3 1997-S4 1997-S5 1997-S6 1997-S7
1997-S8

    1997-QPCR1 1997-QPCR2 1997-S9 1997-S10 1997-S11 1993-1 1997-S12 1997-S13
     1997-S14 1997-S15 1997-S16 1997-S17 1997 S-18 1997-S17  1997-QPCR3
1997-S19
     1997-S20  1997-S21  1998-S1 1998-S1 1998-S2 1998-S4 1998-S3 1998-S5
1998-S6
     1998-S7 1997-S12RIII 1998-S8 1996-S9 1998-S10 1998-NS1



Item 7.  Financial Statements and Exhibits
(a)  See attached monthly reports













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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

By:  /s/Davee Olson

Name:  Davee Olson
Title:  Executive Vice President and
        Chief Financial Officer
Dated: May 25, 1998

































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

By:


Name:  Davee Olson



Title:  Executive Vice President and
        Chief Financial Officer
Dated: May 25, 1998


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